SiC-Based Materials and Devices Enabling Electrification and Mobility at Scale May 29, 2020 Exhibit 99.1

II-VI Incorporated Q3 FY2020 Overview 18 Countries 69 Locations 22,000+ Employees $388M Cash and Equivalents $627M Revenue $120M YTD Cash Flow from Operations Revenue by End Markets 5% Semi. Cap. Equip. 2% Life Science 6% Consumer Electronics 1% Other Communications Industrial 7% Military Revenue by Regions Japan Other North America Europe China “TWO SIX” Refers to groups II and VI of the Periodic Table of Elements Core Competency: ENGINEERED MATERIALS

Core Strategy Diversified per Platform Capital Intensive Markets A Leader in engineered materials and optoelectronic devices Differentiated lasers, optics, and integrated circuits Enabling the convergence of communications, computing, and sensing Infrastructure Core Competency Innovation Strategy Engineered Materials Differentiation Valued By Customers Performance Process Intensive Products

Addressing Multiple Strong and Growing Markets

Optical Communications



GaAs | InP | LCoS

For terrestrial, undersea, wireless optical infrastructure and datacenters

3D Sensing & LiDAR



GaAs | InP

For 3D sensing in consumer electronics & LiDAR in automotive

RF and Power Electronics



SiC | GaN/SiC | Diamond

For electric vehicles, smart power grids and 4G/5G RF antennas

Aerospace & Defense



GaAs | Sapphire

For F35, contested space, directed energy and hypersonics

	Optical Communications	3D Sensing & LiDAR	RF and Power Electronics	Aerospace & Defense
CY25 Market	**$22B**	**$7.5B**	**$6.2B**	**$2.6B**
CY20-25 CAGR	14%	24%	24%	15%
	Source: Ovum, LightCounting, Cignal AI, Internal Estimates	Source: Morgan Stanley, Forbes, Yole, IDC	Source: Yole, Strategy Analytics, LightCounting (includes devices)	Source: Internal estimates

Updated on 4/9/2020

II-VI
Copyright 2020, II-VI Incorporated. All rights reserved.
Page 4

Strategic Compound Semiconductor Platforms: SiC and GaN

Champaign, IL, USA

GaN and SiC EpiWafers

- GaN/SiC RF
- SiC/SiC Power
- Ongoing Expansion



Easton, PA, USA

SiC Substrates (RF and Power)

- Crystal growth
- Ongoing Expansion
- > 250K sq.ft. space



Pine Brook, NJ, USA

SiC Substrates (RF and Power)

- R&D
- Crystal growth
- Slicing


II-VI

Starkville, MS, USA

Back End SiC Wafer Processing

- Polish
- Clean
- Characterize
- Ship
- RF & Power Market





Warren, NJ, USA

RF GaN/SiC Devices

- GaN/SiC RF HEMT's



II-VI will be a key enabler of SiC and GaN compound semiconductor technology nodes

- Leading technology, vertical integration, scalable 150mm platform, supply chain security
- 5G wireless, green energy, EV/HEV

II-VI
Copyright 2020, II-VI Incorporated. All rights reserved.
Page 5

II-VI SiC Diameter Expansion Timeline Advantages of Large Diameter Substrates Large diameter substrate fabrication cost (per unit area) is reduced significantly Large diameter wafer availability has helped move SiC-based devices from niche to mainstream Existing 200 mm silicon wafer fab lines can be used for SiC devices manufacturing 2’’ Wafer Manufacturing 3’’ Wafer Manufacturing 100 mm Wafer Demonstrated High Quality Wafer Manufacturing 150 mm Wafer Demonstrated Manufacturing 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 World First 200 mm Wafer Demonstrated 4H n-Type 6H SI Major Capacity Expansion

SiC Manufacturing Capacity Expansion Relative Quantity of Substrates Doubled Capacity Every 18-24 Months Actual Projected Calendar Year 5-10x Capacity Increase Over the Next 5 Years

Enabling Electrification & Mobility

Ramping silicon carbide substrate capacity 5-10x over the next 5 years

POWER ELECTRONICS FOR ELECTRIC VEHICLES

- 100, 150 mm diameter **conductive** substrates
- 2015: World's first 200 mm conductive substrates
- For SiC MOSFETs power devices
- About 10% more driving distance on the same charge

RF ELECTRONICS FOR WIRELESS BASE STATIONS

- 100, 150 mm diameter **semi-insulating** substrates
- 2019: Word's first 200 mm semi-insulating substrates
- For SiC-based GaN HEMT devices
- GaN/SiC enables high-bandwidth 5G bands



GREEN ENERGY
Solar & Wind Energy
Smart Grid Power Switching
ENERGY
EV/HEV
Bi-Directional Converter/ Inverter/ Electric Motor
DC-DC Converter
Electric Charger / HV Battery
5G
WIRELESS
Beam-forming Antenna
4G
WIRELESS
Remote Radio Head

II-VI
Copyright 2020, II-VI Incorporated. All rights reserved.
Page 8